                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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Check the appropriate box:

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[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Village Super Market, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                           VILLAGE SUPER MARKET, INC.
                              733 MOUNTAIN AVENUE
                         SPRINGFIELD, NEW JERSEY 07081

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 10, 2004

                            ------------------------

     The Annual Meeting of the shareholders of Village Super Market, Inc. will be held at the offices of the Company, 733 Mountain Avenue, Springfield, New Jersey 07081 on Friday, December 10, 2004 at 10:00 A.M. for the following purposes:

        (1) To elect eight directors for the ensuing year;

        (2) To approve the Village Super Market, Inc. 2004 Stock Plan;

        (3) To ratify the appointment of KPMG LLP as our independent registered public accounting firm ("independent auditors") for the 2005 fiscal year; and

        (4) To transact any other business which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 8, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By order of the Board of Directors,

                                                                  ROBERT SUMAS,
                                                                  Secretary

November 5, 2004

                           VILLAGE SUPER MARKET, INC.
                              733 MOUNTAIN AVENUE
                         SPRINGFIELD, NEW JERSEY 07081

                            ------------------------

                                PROXY STATEMENT

                               DECEMBER 10, 2004

                         ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement and the accompanying form of proxy are being mailed to shareholders of Village Super Market, Inc. (the "Company") in connection with the solicitation by and on behalf of the Board of Directors of the Company (the "Board") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of the Company, 733 Mountain Avenue, Springfield, New Jersey on December 10, 2004 at 10:00 a.m. and at all postponements or adjournments thereof.

     At the close of business on October 8, 2004, the Company had outstanding and entitled to vote 1,558,700 shares of Class A common stock, no par value, and 1,594,076 shares of Class B common stock, no par value. The holders of the outstanding shares of Class A Stock are entitled to one vote per share and the holders of Class B Stock are entitled to ten votes per share. Shareholders of record at the close of business on October 8, 2004 are entitled to vote at this meeting.

     All shares of Common Stock represented by properly executed proxies will be voted at the Annual Meeting, unless such proxies previously have been revoked. Unless the proxies indicate otherwise, the shares of Common Stock represented by such proxies will be voted for the election of the Board of Directors' nominees for directors, to approve the Village Super Market, Inc. 2004 Stock Plan and to ratify the selection of KPMG LLP as independent auditors. Management does not know of any other matter to be brought before the Annual Meeting.

     Directors are elected by a plurality of the number of votes cast. With respect to each other matter to be voted upon, a vote of a majority of the number of votes cast is required for approval. Abstentions and proxies submitted by brokers with a "not voted" direction will not be counted as votes cast with respect to each matter.

     The Company's address is 733 Mountain Avenue, Springfield, New Jersey and its telephone number is (973) 467-2200. This notice, proxy statement and enclosed form of proxy are being mailed to shareholders on or about November 5, 2004.

     Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by: (a) delivering written notice of such revocation to Secretary of the Company at its office; (b) delivering to the Secretary of the Company a duly executed proxy bearing a later date; or (c) appearing at the Meeting and requesting the return of his or her proxy.

     YOU ARE REQUESTED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                         SECURITY OWNERSHIP OF CERTAIN

                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock by: (i) persons known by the Company to own beneficially more than 5% of its Class A Stock or Class B Stock;
(ii) each director of the Company; and (iii) all directors and executive officers of the Company collectively:

                                             CLASS A STOCK(1)                        CLASS B STOCK(1)
                                 ----------------------------------------   ----------------------------------
                                                               PERCENTAGE                          PERCENTAGE
                                    SHARES                         OF        SHARES                    OF
                                     OWNED                      CLASS(3)      OWNED                 CLASS(4)
NAME                                ------                     ----------    ------                ----------
Perry Sumas(2).................        103,959(5)(6)(11)(12)       6.7        507,528(7)(20)            31.8
James Sumas(2).................         49,057(5)(6)(12)(14)       3.1        288,042(7)(8)             18.1
Robert Sumas(2)................         43,082(5)(6)(12)(15)       2.8        185,595(9)                11.6
William Sumas(2)...............         71,423(11)(12)             4.6        164,011(20)               10.3
John Sumas(2)..................         92,677(10)(11)(12)         5.9        151,307(20)                9.5
John J. McDermott..............          1,300                      .1            --                     --
Steven Crystal.................         22,000                     1.4            800                     .1
David C. Judge.................          5,000(17)                  .3            --                     --
All directors and executive
  officers as a group (10
  persons).....................        197,516(13)                12.7      1,166,737                   73.2
Franklin Resources, Inc. ......        110,675(16)                 7.1            --                     --
Wistar Morris III..............        111,545(19)                 7.2            --                     --
AXA Financial, Inc.............        106,000(18)                 6.8            --                     --
Norman Crystal.................        221,800                    14.2        109,280                    6.9

---------------
 (1) Except as noted, each person has sole investment power and sole voting power with respect to the shares beneficially owned.
 (2) As reported in a Schedule 13D/A dated January 21, 2004, these five persons comprise the Sumas Family Group. The Sumas Family Group beneficially owns 140,716 shares of Class A Stock and 1,165,937 shares of Class B Stock, or 67.4% of the combined voting power. By virtue of the existence of this "group", the Company is a controlled company under the corporate governance rules of NASDAQ. The address of each of these five persons is in care of the Company, 733 Mountain Avenue, Springfield, New Jersey 07081.
 (3) Based upon 1,558,700 shares of Class A Stock outstanding.
 (4) Based upon 1,594,076 shares of Class B Stock outstanding.
 (5) Includes 25,680 shares held by the Company's pension trust of which Perry Sumas, James Sumas and Robert Sumas are trustees.
 (6) Includes 7,394 shares held by a charitable trust of which Perry Sumas, James Sumas and Robert Sumas are trustees.
 (7) Includes 63,172 shares as to which Perry Sumas and James Sumas have agreed to share the power to vote pursuant to a Voting Agreement dated March 4, 1987.
 (8) Includes 2,940 shares owned jointly by Mr. and Mrs. James Sumas; and 9,955 shares owned by Mrs. James Sumas; and 3,280 shares held by Mr. and Mrs. James Sumas as custodians for their children.
 (9) Includes 49,643 shares owned by Mrs. Robert Sumas.
(10) Includes 100 shares owned by Mrs. John Sumas and 1,200 shares held by Mr. and Mrs. John Sumas as custodians for their minor children.
(11) Includes 70,167 shares held in the name of Perry Sumas, William Sumas and John Sumas as Co-Trustees of a Trust for the benefit of the grandchildren of Perry Sumas.
(12) Includes 7,000 and 6,000 shares represented by options exercisable by Robert Sumas and John Sumas, respectively, under the Company's Stock Option Plan.
(13) Includes 18,000 shares represented by options exercisable by all officers and directors under the Company's Stock Option Plan.
(14) Includes 3,842 shares owned by Mrs. James Sumas.
(15) Includes 3,008 shares owned by Mrs. Robert Sumas.
(16) As reported in a Schedule 13G dated December 31, 2003, Franklin Resources, Inc. may be deemed to be the beneficial owner of 110,675 shares of the Company. Franklin's address is One Franklin Parkway, San Mateo, California 94404.
(17) Includes 5,000 shares represented by options exercisable by him under the Company's Stock Option Plan.
(18) As reported in a Schedule 13G dated December 31, 2003, AXA Financial, Inc. may be deemed to be the beneficial owners of 106,000 shares of the Company. The address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.
(19) As reported in a Schedule 13D dated July 22, 2003, Wistar Morris III may be deemed to be the beneficial owner of 111,545 shares of the Company. Mr. Morris address is c/o Boenning & Scattergood, Inc., 4 Tower Bridge, Suite 300, 200 Barr Harbor Drive, West Conshohocken, PA 19428.
(20) Includes 33,687 shares held in the name of Perry Sumas, William Sumas and John Sumas as Co-Trustees of a Trust for the benefit of the grandchildren of Perry Sumas.

     The aggregate number of shares of Class B Stock owned by Perry Sumas and his sons, William Sumas and John Sumas, exceeds the aggregate number of shares of Class B Stock owned by James Sumas and Robert Sumas (the "Excess Shares"). Perry Sumas and James Sumas have entered into an agreement whereby the Excess Shares will be voted pursuant to the mutual agreement of James Sumas and Perry Sumas. The voting agreement will be automatically cancelled if Perry Sumas either: (i) converts the Excess Shares into shares of Class A Stock; or (ii) exchanges 50% of the Excess Shares for shares of Class A Stock owned by James Sumas.

                             ELECTION OF DIRECTORS

     The following eight persons will be nominated by the Board of Directors of the Company for election as directors at the Annual Meeting. If elected, they will serve until their successors are duly elected and qualified. Directors shall be elected by a plurality of the votes cast. All of the nominees are now directors of the Company.

     Certain information is given below with respect to each nominee for election as a director. The table below and the following paragraphs list their respective ages, positions and offices held with the Company, the period served as a director and business experience during the past 5 years. Perry Sumas is the father of William Sumas and John Sumas. Perry Sumas is the uncle of James Sumas and Robert Sumas, who are brothers. The other nominees are not related.

                                    NOMINEES

     The following table sets forth information concerning the nominees for director:

                NAME                     AGE           POSITION WITH THE COMPANY
                ----                     ---           -------------------------
James Sumas..........................     71     Chief Executive Officer, Chief
                                                   Operating Officer and Chairman of
                                                   the Board of Directors
Perry Sumas..........................     89     President and Director
Robert Sumas.........................     63     Executive Vice President, Secretary
                                                   and Director
William Sumas........................     57     Executive Vice President and Director
John Sumas...........................     55     Executive Vice President and Director
John J. McDermott....................     79     Director
Steven Crystal.......................     48     Director
David C. Judge.......................     43     Director

     James Sumas was elected Chairman of the Board in 1989. He was named Chief Executive Officer in 2002. He also serves as the Company's Chief Operating Officer. He has served as variously Vice President, Treasurer and a Director of the Company since its incorporation in 1955. James Sumas is Vice Chairman of Wakefern Food Corporation and is a member of its Board of Directors. Mr. Sumas also is the Chairman of Wakefern's Grocery Committee and its Advertising Committee. In addition, he is Vice Chairman of Wakefern's Sales and Merchandising Committee and of ShopRite Supermarkets, Inc., Wakefern's supermarket operating subsidiary. Mr. Sumas also is a member of Wakefern's Finance, Trade Name and Trademark and Strategic Planning Committees.

     Perry Sumas, together with Nicholas Sumas, founded the Company in 1937. He has served as a Director of the Company since its incorporation in 1954 and has served as President since 1973.

     Robert Sumas has served as Vice President, Secretary and a Director of the Company since 1969. Since 1989, he has served as an Executive Vice President. He has responsibility for finance and administration matters, construction of new stores and remodels and retail automation. Robert Sumas is Chairman of Wakefern's General Merchandise Committee and is a member of Wakefern's Communications, Sales and Merchandising and Property Management Committees.

     William Sumas has served as Vice President and a Director of the Company since 1980. Since 1989, he has served as an Executive Vice President. He has responsibility for real estate development. William Sumas is Chairman of Wakefern's Commercial Bakery Committee and is a member of Wakefern's Loss Prevention Policy Committee. He also serves as Chairman of the New Jersey Food Council.

     John Sumas has served as Vice President and a Director of the Company since 1982. Since 1989, he has served as an Executive Vice President. He has responsibility for the Company's frozen food, dairy, appetizing and fresh bakery operations. John Sumas is a member of Wakefern's Frozen Food, Dairy/Deli and Fresh Bakery Committees.

     John J. McDermott has served as a Director of the Company since 1982. Mr. McDermott is the President of John J. McDermott Enterprises, a bank consulting firm. Prior to his retirement in 1989, Mr. McDermott served as President of the commercial lending subsidiaries of three bank holding companies. Mr. McDermott previously served as General Counsel to the Company from 1982 to 1983.

     Steven Crystal has served as a Director of the Company since 2001. Mr. Crystal owns and manages five AC Delco auto parts stores, one of the nations largest Honda motorcycle dealerships and an ACE hardware store. Since 1980, he has been a member of the New York Mercantile Exchange and NY Commodity Exchange, where he serves on numerous committees, including finance, and actively trades commodities. In addition, Mr. Crystal manages and owns residential and commercial real estate. Steven Crystal is the son of Norman Crystal, a major shareholder of the Company.

     David C. Judge has served as a Director of the Company since June 2003. Mr. Judge is a Senior Vice President and Division Head for the Bank of New York. He is responsible for the Retailing and Healthcare Industry Divisions, which handle over 175 client relationships. In addition, Mr. Judge is Head of the Corporate Credit Analysis & Monitoring Group, a primary source of financial analysis for large credit transactions. He also serves as a director for Contemporary Guidance Services.

     The Certificate of Incorporation includes a provision that no director shall be personally liable for monetary damages to the Company or its shareholders for a breach of any fiduciary duty except for: (i) breach of a director's duty of loyalty; (ii) acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of law; and (iii) any transaction from which a director derived an improper personal benefit.

               INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

     The Company is a "controlled company" under the corporate governance rules of NASDAQ. Therefore the Company is not required to and does not have (1) a majority of independent directors; (2) a nominating committee comprised solely of independent directors to identify and recommend nominees to the Board of Directors; and (3) a compensation committee comprised solely of independent directors. The Company qualifies as a controlled company due to the ownership by the Sumas Family Group of shares allowing it to cast more than 50% of the votes eligible to be cast for the election of directors.

     The Board held four meetings in fiscal 2004. All directors attended at least 75% of the meetings of the Board, and meetings of Board committees on which the director served, during the time such director served on the Board or committee.

     The Executive Committee, which consists of Perry Sumas, James Sumas, Robert Sumas, William Sumas and John Sumas, meets on call and is authorized to act on all matters pertaining to corporate policies and overall Company performance.

THE COMPENSATION COMMITTEE

     The Compensation Committee, which consists of Perry Sumas, James Sumas and John J. McDermott, reviews and approves the compensation paid to executive officers of the Company. This includes base salary, bonus awards, employment agreements, supplemental retirement plans and stock option grants. During fiscal 2004, the Compensation Committee met four times.

THE AUDIT COMMITTEE

     The Audit Committee is comprised of three directors, John J. McDermott, Steven Crystal and David C. Judge, each of whom is "independent" as defined by the listing standards of NASDAQ. The Audit Committee: (1) monitors the integrity of the Company's financial reporting process and systems of internal controls regarding financial, accounting, regulatory and legal compliance; (2) monitors the independence and performance of the Company's independent auditors; (3) provides an avenue of communication among the independent auditors, management and the Board of Directors; and (4) approves the fees paid to the independent auditing firm for all services provided. The Audit Committee operates under a charter adopted by the Board of Directors, which is attached as Appendix A. During fiscal 2004, the Audit Committee met seven times.

     The Securities and Exchange Commission has adopted rules implementing
Section 407 of the Sarbanes Oxley Act of 2002 requiring public companies to disclose information about Audit Committee financial experts. The Board of Directors of the Company has concluded that none of the three independent audit committee members meet the narrow SEC definition of Audit Committee financial expert as none have served as a principal accounting officer or public accountant, or have been responsible for actively supervising a principal accounting officer. SEC rules do not require Audit Committees to have a financial expert. However, the Board of Directors has determined that all three independent members of the Audit Committee meet the NASDAQ requirements for audit committee members. NASDAQ requires Audit Committee members be able to read and understand financial statements. In addition, NASDAQ rules require one member of the Audit Committee to have employment experience in finance or accounting, or other comparable experience which results in financial sophistication, including as a senior officer with financial oversight responsibilities.

     The current members of the Audit Committee include two individuals who have diverse and extensive experience in the finance industry, including responsibilities for analysis of financial statements in connection with corporate lending to the supermarket industry. A third member of the Audit Committee is CEO of several operating companies, including two retail companies. The Board of Directors believes all three members of the Audit Committee have the ability to read and understand financial statements and an understanding of the retail industry appropriate to perform their Audit Committee duties. The Company may consider the addition of an Audit Committee member in the future meeting the narrow Audit Committee "financial expert" definition recently adopted by the SEC.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three independent directors, as defined by the listing standards of NASDAQ, and operates under a charter adopted by the Board of Directors. The charter is attached as Appendix A. The members of the Committee are John J. McDermott (Chair), Steven Crystal and David C. Judge. The Committee appoints the Company's independent auditors.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

     Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended July 31, 2004 filed with the Securities and Exchange Commission.

     The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for fiscal 2004 and 2003, and fees billed for other services rendered by KPMG LLP:

                                                                2004        2003
                                                                ----        ----
Audit fees..................................................  $ 90,000    $ 80,000
Audit related fees(1).......................................    25,000      20,000
Tax fees(2).................................................    46,000      38,500
All other fees..............................................        --          --
                                                              --------    --------
  Total fees................................................  $161,000    $138,500
                                                              --------    --------

---------------
(1) Audit related fees consist of audits of financial statements of employee benefit plans.

(2) Tax fees consist of fees for tax compliance and consultation services.

     The Audit Committee has considered whether the providing of non-audit services is compatible with maintaining the auditors' independence. The Audit Committee pre-approves all services provided by the principal auditors.

                                          Audit Committee

                                          JOHN J. MCDERMOTT
                                          STEVEN CRYSTAL
                                          DAVID C. JUDGE

               NOMINATION OF CANDIDATES TO THE BOARD OF DIRECTORS

     The full Board of Directors acts on all matters concerning the identification, evaluation and nomination of director candidates. The Board does not utilize a charter in performing this function. As a matter of policy, the Board will consider nominations of director candidates submitted by any shareholder upon the submission of the names and biographical data of the candidates (including any relationship to the proposing shareholder) in writing to the Board of Directors at 733 Mountain Avenue, Springfield, New Jersey, 07081. Information regarding director candidates for election to the Board in 2005 must be submitted by July 1, 2005.

     The Board's process for evaluating candidates recommended by any shareholder is the same as for candidates recommended by the Board, management or others. In searching for appropriate candidates, the Board adheres to criteria established for the consideration and selection of candidates. The Board views the candidate's qualifications in light of the needs of the Board and the Company at that time given the then current mix of director attributes. Among other criteria, the Board may consider the following skills, attributes and competencies of a new member: (i) possessing the highest ethical standards and integrity; (ii) a willingness to act on and be accountable for Board decisions; (iii) an ability to provide prudent, informed and thoughtful counsel to top management on a broad range of issues; (iv) relevant industry or business knowledge; (v) senior management experience and demonstrated leadership; (vi) financial literacy; (vii) individual backgrounds that provide a portfolio of experience and knowledge commensurate with the

Company's needs. Each director will be considered without regard to gender, race, religion, national origin or sexual orientation.

                   COMMUNICATION WITH THE BOARD OF DIRECTORS

     Shareholders and other interested parties may communicate with the Board of Directors by sending written communication to the directors c/o the Company's Secretary, 733 Mountain Avenue, Springfield, New Jersey 07081. All such communications will be reviewed by the Secretary to determine which communications will be forwarded to the directors. All communications will be forwarded except those that are related to Company products, are solicitations, or otherwise relate to improper or irrelevant topics, as determined in the sole discretion of the Secretary. The Secretary shall report to the Board of Directors on the number and nature of communications that were determined not to be forwarded.

     The Company has a policy of requiring all directors standing for election at the annual meeting of shareholders to attend such meeting, unless unforeseen circumstances arise. Seven of the eight directors attended the 2003 annual meeting of shareholders held on December 12, 2003. One director was ill and could not attend.

                             DIRECTOR COMPENSATION

     Non-employee directors currently are paid an annual retainer of $8,000 plus fees of $1,000 for each Board meeting and $1,000 for each Committee meeting attended. Directors who are employees of the Company receive no compensation for service as directors. In addition, the Company granted to each of its non-employee directors options to purchase 5,000 shares of class A common stock at an option price equal to the fair value of the stock at the date of grant.

                                 CODE OF ETHICS

     The Company has a written Code of Ethics that applies to, among others, the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. During fiscal 2004, there were no changes to, or waivers of, the Code of Ethics. The Company will furnish a copy of the Code of Ethics, without charge, to each person who forwards a written request to Mr. Robert Sumas, Secretary, Village Super Market, Inc., 733 Mountain Avenue, Springfield, New Jersey 07081.

                             EXECUTIVE COMPENSATION

     Except for the 1997 Stock Option Plan and the proposed 2004 Stock Plan, the Company does not have any long term compensation plans. The following table sets forth the compensation paid by the Company during the last three fiscal years to the Chief Executive Officer and the four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                        ANNUAL COMPENSATION     COMPENSATION
                                       ---------------------       AWARDS           ALL OTHER
     NAME AND POSITION         YEAR    SALARY($)    BONUS($)     OPTIONS(#)     COMPENSATION(A)($)
     -----------------         ----    ---------    --------    ------------    ------------------
James Sumas................    2004     567,503      80,000          --                1,817
Chairman of Board, Chief       2003     529,980      40,000          --                1,659
Executive Officer and          2002     472,863      75,000          --                1,596
Chief Operating Officer
Robert Sumas...............    2004     460,384      75,000          --                3,000
Executive Vice President       2003     433,968      35,000          --                2,587
and Secretary                  2002     401,721      75,000          --                2,625
William Sumas..............    2004     360,610      75,000          --                3,000
Executive Vice President       2003     334,537      35,000          --                2,750
                               2002     333,525      75,000          --                2,625
John Sumas.................    2004     386,993      75,000          --                1,805
Executive Vice President       2003     362,917      35,000          --                1,651
                               2002     336,493      75,000          --                1,594
Perry Sumas................    2004     340,415          --          --                   --
President                      2003     340,415          --          --                   --
                               2002     302,025      55,000          --                   --

---------------
(a) Company paid 401K match

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                                      AND
                         FISCAL YEAR END OPTION VALUES

     The following table sets forth information with respect to the exercise of options during fiscal 2004 and the value of the unexercised options as of July 31, 2004.

                                       SHARES                        NUMBER OF              VALUE OF
                                      ACQUIRED                      UNEXERCISED            UNEXERCISED
                                         ON          VALUE          OPTIONS AT            IN-THE-MONEY
               NAME                  EXERCISE(#)    REALIZED    JULY 31, 2004(1)(#)    AT JULY 31, 2004(2)
               ----                  -----------    --------    -------------------    -------------------
James Sumas........................    11,000       $234,000               0                 $      0
Robert Sumas.......................     4,000       $ 88,800           7,000                 $154,560
William Sumas......................    11,000       $239,800               0                 $      0
John Sumas.........................     5,000       $105,000           6,000                 $132,480
Perry Sumas........................    11,000       $241,890               0                 $      0

---------------
(1) All outstanding options held by Executive Officers were exercisable at year end.

(2) Based upon the price of $32.08 as of July 31, 2004.

BENEFIT PLANS

     The Company maintains a defined benefit pension plan for employees not covered by a collective bargaining agreement who have been employed with the Company for more than six months and who are over the age of twenty-one. The amount of the Company's contribution to this plan with respect to a specified person cannot readily be separated or individually calculated by the actuaries for the plan. For purposes of determining plan benefits, compensation is the regular base pay of the participant plus bonuses, overtime pay and other compensation. Effective January 1, 1989, the plan benefit formula was amended. Retirement benefits are equal to the pension accrued to December 31, 1988 plus 1% of average compensation times each year of post-1988 service plus .75% of average compensation in excess of Table II of the 1989 Covered Compensation Table times each year of post-1988 service. Average compensation for post-1988 service is based on the five highest consecutive years' compensation. The approximate annual retirement benefits at age 65, or in the case of James Sumas his current age of 71, (computed as of January 1, 2004) are $78,576 to James Sumas; $78,468 to Robert Sumas; $84,348 to William Sumas; and $89,232 to John Sumas. Due to his age, Perry Sumas cannot participate in this plan.

     In addition to the defined benefit pension plan described above, the Company adopted a Supplemental Executive Retirement Plan (the "SERP") effective January 1, 2004 for six executive officers. Each of the named executive officers, except Perry Sumas, participates in the SERP. Participants vest in the SERP benefit at a rate of 20% per year of service beginning in calendar 2004. The retirement benefit at normal retirement date for the SERP is calculated as 50% of the individual's average compensation during his or her highest sixty consecutive months in the last ten years before retirement, reduced by both the benefit the participant is entitled to receive under the above defined benefit plan and the amount of the participant's social security benefit. Normal retirement is defined as the later of age 65 or five years of participation in the SERP.

     Covered compensation under the SERP includes all salary and bonuses, whether paid in cash or deferred, and as to individuals identified in the Summary Compensation Table, would be the amount set forth in that table under the headings "Salary" and "Bonus". The approximate annual retirement benefits at normal retirement date computed at January 1, 2004 (and the normal retirement date if greater than age 65) payable from the SERP assuming full vesting are as follows: James Sumas (age 75) -- $200,000; Robert Sumas (age 67) -- $169,000; William Sumas -- $137,000; and John Sumas -- $194,000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Perry Sumas, who is an executive officer of the Company serving as the President; James Sumas, who is an executive officer of the Company serving as the Chairman of the Board of Directors, Chief Executive Officer and Chief Operating Officer; and John J. McDermott, who is a former executive officer of the Company, having resigned as General Counsel in 1983. As noted elsewhere in the Proxy Statement under "Certain Transactions", Perry Sumas and James Sumas, through Sumas Realty Associates, have certain business relationships with the Company. There are no other compensation committee interlocks between the Company and other entities involving the Company's executive officers and the Company's Board members who serve as executive officers of such other entities.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     The Company's compensation policies, as applicable to its executive officers, are administered by its Compensation Committee of the Board of Directors (the "Committee"). The Chief Executive Officer and each of the other executive officers named in this proxy statement own substantial amounts of the Company's common stock and thus have a direct and substantial interest in the long-term growth of shareholder's wealth. In light of this ownership, there is less need to directly relate executive compensation to long-term Company performance.

     The basic criteria used in making determinations concerning compensation for executive officers is the level of compensation paid to comparable executives in the industry, in particular to corporate executives of other ShopRite members and at competing supermarket chains, the financial performance of the Company and other achievements during the most recently completed fiscal year, time devoted to Company affairs, reputation in the industry, record of accomplishments and efforts on the Company's behalf.

     The Committee decided to grant performance bonuses in 2004 based on the efforts of those executives in achieving improved financial performance in the areas of sales, operating income, EBITDA and net income, despite difficult conditions in the supermarket industry.

     The Compensation Committee bases the compensation of the Chief Executive Officer on the same criteria as mentioned above for other executive officers.

     The Committee notes that compensation tables required by the rules of the Securities and Exchange Commission are based upon fiscal year totals, which in the case of the Company are July to July periods of 52 or 53 weeks. Executive compensation decisions are implemented, in part, on a calendar year basis. Thus, minor apparent year to year variations in compensation levels appearing in the tables may not be reflective of actual Committee actions.

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                  PERRY SUMAS
                                  JAMES SUMAS
                               JOHN J. MCDERMOTT

         DESCRIPTION OF THE VILLAGE SUPER MARKET, INC. 2004 STOCK PLAN

     The following is a description of the purpose and material provisions of the Village Super Market, Inc. 2004 Stock Plan (the "Plan"). This summary is qualified in its entirety by reference to the complete text of the Plan, which is filed as an exhibit to this proxy statement and is on file with the SEC. It can be inspected at the SEC website, sec.gov. Capitalized terms used but not defined below have the meanings set forth in the Plan.

     The purpose of the Plan is to provide a means through which the Company may attract able persons to enter and remain in the employ of the Company and to provide a means whereby eligible persons can acquire and maintain Class A Common Stock ownership, or be paid incentive compensation measured by reference to the value of Class A Common Stock, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders and these eligible persons.

     So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options ("ISOs"), Nonqualified Stock Options ("NQSOs"), Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Unless terminated earlier as provided herein, this Plan will terminate ten years from the date the Plan is adopted.

     Shares Subject to The Plan. The total number of shares reserved and available for grant and issuance pursuant to this Plan will be 300,000 Class A Shares plus Class A Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.

     Eligibility. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company. All other Awards may be granted to employees, officers and directors of the Company.

     Administration. The Plan will be administered by the Board or a Committee of the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to: (a) select persons to receive Awards; (b) determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards; (c) determine the vesting, exercisability and payment of Awards; (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement; (e) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company; (f) prescribe, amend and rescind rules and regulations relating to this Plan or any Award; construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan; (g) grant waivers of Plan or Award conditions; (h) determine whether an Award has been earned; and (i) make all other determinations necessary or advisable for the administration of this Plan.

     Options. The Committee will determine: whether Options granted will be intended to be ISOs or NQSOs, the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. No Option will be exercisable after the expiration of ten years from the date the Option is granted. In addition, no ISO granted to a Ten Percent Stockholder will be exercisable after the expiration of five years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year will not exceed $100,000.

     Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award.

     Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company. The Committee may award a Stock Bonus for past services rendered to the Company. A Stock Bonus may also be awarded upon satisfaction of such performance goals as are set out in advance in a Participant's individual Award Agreement. Stock Bonuses may vary from Participant to Participant and between groups of Participants.

     Corporate Transactions. In the event of certain corporate transactions, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).

     Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

     The Village Super Market, Inc. 2004 Stock Plan is submitted to shareholders for their approval and will be approved if a majority of the votes cast are voted in favor of adoption of the Plan.

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing the cumulative total return on the Company's Class A Common Stock against the cumulative total return of the S&P 500 Composite Stock Index and the NASDAQ Retail Index for the Company's last five fiscal years.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

              AMONG VILLAGE SUPER MARKET, INC., THE S&P 500 INDEX
                          AND THE NASDAQ RETAIL INDEX
[PERFORMANCE GRAPH]

                                                      VILLAGE SUPER                                           NASDAQ RETAIL
                                                      MARKET, INC.                   S&P 500                      TRADE
                                                      -------------                  -------                  -------------
7/99                                                     100.000                     100.000                     100.000
7/00                                                     102.970                     109.309                      64.939
7/01                                                     154.059                      93.691                      71.686
7/02                                                     213.465                      71.579                      70.936
7/03                                                     203.802                      79.291                      83.239
7/04                                                     257.812                      89.790                     103.282

                                 EQUITY COMPENSATION PLAN INFORMATION
------------------------------------------------------------------------------------------------------
                                                                              Number of securities re-
                                                                              maining available for
                                                                              future issuance under
                                                                              equity compensation
                          Number of securities to   Weighted-average          plans (excluding
                          be issued upon exercise   exercise price of         securities reflected in
Plan category             of outstanding options    outstanding options       column(a))
------------------------------------------------------------------------------------------------------
                                    (a)                       (b)                       (c)
------------------------------------------------------------------------------------------------------
Equity compensation
  plans approved by
  security holders                 67,100                    $14.77                      --
Equity compensation
  plans not approved by
  security holders                   --                        --                        --
------------------------------------------------------------------------------------------------------

     The information in the above table is as of July 31, 2004. All data relates to the 1997 Incentive and Non-Statutory Stock Option Plan as described in the Notes to the 2004 Consolidated Financial Statements.

                              CERTAIN TRANSACTIONS

     The Company's supermarket in Chatham, New Jersey is leased from Hickory Square Associates, a limited partnership. The lease is dated April 1, 1986 and expires March 31, 2006. The annual rent under this lease is $549,160. Sumas Realty Associates is a 30% limited partner in Hickory Square Associates. Sumas Realty Associates is a general partnership among Perry Sumas, James Sumas, Robert Sumas, William Sumas and John Sumas.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's executive officers and directors to file with the SEC reports of ownership and reports of changes in ownership of Class A common stock and Class B common stock. Copies of these reports must also be furnished to the Company. Based solely on a review of these filings and written representations from reporting persons, the Company believes that all filing requirements applicable to its executive officers and directors were complied with during fiscal 2004.

                       SELECTION OF INDEPENDENT AUDITORS

     The appointment by the Audit Committee of KPMG LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending July 30, 2005, is to be submitted at the meeting for ratification or rejection. The financial statements of the Company for the 2004, 2003 and 2002 fiscal years were audited by KPMG LLP.

     Representatives of KPMG LLP are expected to be present at the 2004 Annual Meeting of Shareholders and will be given the opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions.

     Although ratification by the stockholders of the appointment of independent auditors is not required, the Audit Committee will reconsider its appointment of KPMG LLP if such ratification is not obtained. Ratification shall require a majority of the votes cast.

                 SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Any proposal that a shareholder intends to present at the Company's 2005 Annual Meeting of Shareholders, presently scheduled to be held on December 9, 2005, and requests to be included in the Company's Proxy Statement for the 2005 Annual Meeting, must be received by the Company no later than August 1, 2005. Such requests should be made in writing and sent to the Secretary of the Company, Robert Sumas, Village Super Market, Inc., 733 Mountain Avenue, Springfield, New Jersey 07081.

                                 OTHER MATTERS

     The Company will furnish a copy of its Annual Report on Form 10-K for the year ended July 31, 2004, without exhibits, without charge to each person who forwards a written request, including a representation that he was a record or beneficial holder of the Company's Common Stock on October 8, 2004. Requests are to be addressed to Mr. Robert Sumas, Secretary, Village Super Market, Inc., 733 Mountain Avenue, Springfield, New Jersey 07081.

     All expenses incurred in connection with the preparation and circulation of this Proxy Statement in an amount that would normally be expended in connection with an Annual Meeting in the absence of a contest will be paid by the Company. No solicitation expenses will be incurred. Management does not know of any other business that will be presented at the Annual Meeting.

                                          By order of the Board of Directors,

                                                      ROBERT SUMAS,

                                                         Secretary
November 5, 2004

                                                                      APPENDIX A

                           VILLAGE SUPER MARKET, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                            AUDIT COMMITTEE PURPOSE

     The Audit Committee (the "Committee") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee's responsibilities include:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding financial, accounting, regulatory and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among the independent auditors, management and the Board of Directors.

     The Committee has the authority to conduct any investigation it deems appropriate to fulfilling these responsibilities and shall have direct access to the independent auditors. The Committee can retain, at the Company's expense, any legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The independent auditors shall report directly to the Committee.

                    AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the NASDAQ. The Committee shall be comprised of three or more directors, as determined by the Board of Directors, each of whom shall be independent non-executive directors free from any relationship that would interfere with his or her independent judgment. All members of the Committee must be financially literate and able to read and understand fundamental financial statements. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

     Audit Committee members shall be appointed by, and a Chairman designated by, the Board of Directors. No member of the Committee can be removed except by majority of the independent directors of the full Board of Directors then in office.

     The Committee shall meet at least four times annually, or more frequently as circumstances require. The Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session, at least annually, with management, the independent auditors, and as a committee to discuss any matters that the Committee, or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company's financial statements and any significant findings by the auditors.

                  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

     1. Review and reassess the adequacy of the Committee charter at least annually. Submit the charter to the Board of Directors for approval and have the charter published at least every three years in accordance with regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the action management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management responses. Review the results with the Board of Directors.

     4. Not less than on a quarterly basis, discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chairman of the Committee, or his designee on the Audit Committee, may represent the entire Committee for purposes of this review.

     5. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submissions by employees of concerns regarding questionable accounting, financial or auditing matters.

     6. Review and approve all related party transactions.

INDEPENDENT AUDITORS

     The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the public accounting firm for the purpose of issuing an annual report or for performing audit or attest services. The public accounting firm reports directly to the Audit Committee.

     7. The independent auditors are directly accountable to the Audit Committee of the Board of Directors. The Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     8. Approve in advance the fees and other significant compensation to be paid to the independent auditors for all services provided (including tax services and employee benefit plan audits).

     9. On an annual basis, the Committee should review and discuss with the independent auditors any relationships they have with the Company that could impair the auditor's independence.

     10. Review the auditor's plan with respect to scope, staffing, locations, reliance upon management and general audit approach.

     11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to the Audit Committee in accordance with AICPA SAS 61.

     12. Consider the independent auditors judgment about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

OTHER RESPONSIBILITIES

     13. On at least an annual basis, review with legal counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators, government agencies, and any other relevant authorities.

     14. Annually prepare a report to shareholders as required by the SEC for inclusion in the Company's proxy statement.

     15. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee, or the Board of Directors, deems necessary or appropriate.

                           VILLAGE SUPER MARKET, INC.

                                2004 STOCK PLAN

     1. Purpose. The purpose of the Village Super Market, Inc. 2004 Stock Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

     So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 22.

     2. Shares Subject to The Plan. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 300,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

     3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers and directors of the Company or any Parent, Affiliate or Subsidiary of the Company.

     4. Administration.

     4.1 Committee Authority. This Plan will be administered by the Committee or by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

          a. select persons to receive Awards;

          b. determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

          c. determine the vesting, exercisability and payment of Awards;

          d. correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

          e. determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

          f. prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

          g. construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

          h. grant waivers of Plan or Award conditions;

          i. determine whether an Award has been earned; and

          j. make all other determinations necessary or advisable for the administration of this Plan.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

     4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

     5. Options. The Committee may grant Options to eligible persons and will determine: whether such Options will be intended to be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or a NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     5.2 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

     5.3 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

     5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

     5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

          a. If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

          b. If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five
     (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

          c. Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

     5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them.

     5.9 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

     5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

     6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

     6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

     6.4 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

          "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as
     of           , between Village Super Market, Inc. and           . A copy of
     such Agreement is on file at the Principal executive offices of the Company."

     Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

     6.5 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

     7. Stock Bonuses.

     7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may also be awarded upon satisfaction of such performance goals as are set out in advance in a Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

     7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

     8. Payment For Share Purchases.

     8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

          a. by cancellation of indebtedness of the Company to the Participant;

          b. by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

          c. by waiver of compensation due or accrued to the Participant for services rendered;

          d. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

             (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

             (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          e. by such other method as the Committee or the Board deems appropriate in its sole discretion.

     9. Withholding Taxes.

     9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

     10. Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

     11. Transferability. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

     12. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

     13. Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14. Escrow; Pledge of Shares. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

     15. Exchange And Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16. Securities Law And Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18. Corporate Transactions.

     18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18 or otherwise. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

     18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in

Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

     18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     19. Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

     20. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

     21. General.

     21.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

     21.2. Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

     21.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

     21.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefore has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefore.

     21.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     21.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of New Jersey without regard to the principles of conflicts of law thereof.

     21.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     21.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     21.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

     21.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

     21.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     21.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     21.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

     21.14. Nonexclusivity of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     22. Definitions. As used in this Plan, the following terms will have the following meanings:

     "Affiliate" means any entity which controls the Company, is controlled by the Company or is under common control with the Company.

     "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

     "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     "Board" means the Board of Directors of the Company.

     "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony.

     "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     "Committee" means the Compensation Committee or such other committee appointed by the Board consisting of two or more directors, or in the absence of any such committee, the full Board of Directors of the Company.

     "Common Stock" means the Class A Common Stock of the Company.

     "Company" means Village Super Market, Inc. or any successor corporation.

     "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          a. if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

          b. if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

          c. if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

          d. if none of the foregoing is applicable, by the Committee in good faith.

     "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

     "Option" means an award of an option to purchase Shares pursuant to Section 5.

     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Participant" means a person who receives an Award under this Plan.

     "Performance Factors" means the factors selected by the Committee such as the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

          a. Net revenue and/or net revenue growth;

          b. Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

          c. Operating income and/or operating income growth;

          d. Net income and/or net income growth;

          e. Earnings per share and/or earnings per share growth;

          f. Total stockholder return and/or total stockholder return growth;

          g. Return on equity;

          h. Operating cash flow return on income;

          i. Adjusted operating cash flow return on income;

          j. Economic value added; and

          k. Individual confidential business objectives.

     "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

     "Plan" means this Village Super Market, Inc. 2004 Stock Plan, as amended from time to time.

     "Restricted Stock Award" means an award of Shares pursuant to Section 6.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

     "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer or director to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     "Unvested Shares" means "Unvested Shares" as defined in the Award
Agreement.

     "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

     As adopted by the Board of Directors of Village Super Market, Inc. as of , 2004.

                           VILLAGE SUPER MARKET, INC.

               733 MOUNTAIN AVENUE, SPRINGFIELD, NEW JERSEY 07081
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Perry Sumas and Robert Sumas and each of them, proxies for the undersigned, with full power of substitution, to vote as if the undersigned were personally present at the Annual Meeting of the Shareholders of Village Super Market, Inc. (the "Company"), to be held at the offices of the Company, 733 Mountain Avenue, Springfield, New Jersey on Friday, December 10, 2004, at 10:00 A.M. and at all adjournments thereof, the shares of stock of said Company registered in the name of the undersigned. The undersigned instructs all such proxies to vote such shares as indicated on the reverse side upon the following matters, which are described more fully in the accompanying proxy statement.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           VILLAGE SUPER MARKET, INC.

                                DECEMBER 10, 2004




                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
      ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /x/



                                                                                                                FOR AGAINST ABSTAIN
1. Election of Directors for the Company's                     2. Approval of KPMG LLP, to be the independent   [ ]   [ ]     [ ]
   Board of Directors listed below:                               auditors of the Company for fiscal 2005
                          NOMINEES:
[ ] FOR ALL NOMINEES      O James Sumas                        3. Approval of the Village Super Market, Inc.    [ ]   [ ]     [ ]
                          O Perry Sumas                           2004 Stock Plan.
[ ] WITHHOLD AUTHORITY    O Robert Sumas
    FOR ALL NOMINEES      O William Sumas                      4. In their discretion, to vote upon such other business as may
                          O John Sumas                            properly come before the meeting and all adjournments thereof.
[ ] FOR ALL EXCEPT        O John J. McDermott
    (See instructions     O Steven Crystal                     This proxy, when properly executed, will be voted in the manner
     below)               O David C. Judge                     directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1, 2 and 3.






INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
---------------------------------------------------------------








---------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the
account may not be submitted via this method.               / /
---------------------------------------------------------------

Signature of Shareholder _____________________ Date: _____________ Signature of Shareholder _____________________ Date: ____________
    NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
          When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.